Allstate Life Insurance Company of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated January 2, 2009, to

the TotalAccumulatorSM Variable Adjustable Life Prospectus;

the Consultant Protector Variable Universal Life Prospectus; and

the Consultant Accumulator Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life policies issued by Allstate Life Insurance Company of New York.

The following is added to the Policy Value – Postponement of Payments section of the prospectus:

We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy Loan will be paid within seven days.

The following replaces the second paragraph of the Transfers – Transfers Authorized by Telephone section of the prospectus:

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

The following replaces the second paragraph in the Surrenders and Withdrawals - Surrenders section of the prospectus:

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in “Charges and Deductions – Surrender Charge” below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the “Policy Value – Postponement of Payments” section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in “Settlement Options” below. We have set forth the tax consequences of surrendering the Policy in “Federal Taxes” below.

The following replaces the third paragraph in the Surrenders and Withdrawals – Partial Withdrawal section of the prospectus:

You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the “Policy Value – Postponement of Payments” section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.